SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2024

MERRILL LYNCH DEPOSITOR, INC.

(on behalf of INDEXPLUS TRUST SERIES 2003-1)

(Exact name of registrant as specified in its charter)

Delaware	001-31941	13-3891329
(State or other	(Commission	(I. R. S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

One Bryant Park, 4th FL	10036
New York, NY	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (646) 855-6745

INFORMATION TO BE INCLUDED IN REPORT

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
INDEXPLUS Trust Certificates Series 2003-1	IPB	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On April 8, 2024, MERRILL LYNCH DEPOSITOR, INC., on behalf of INDEXPLUS TRUST SERIES 2003-1, issued a press release announcing the transfer of the listing of the INDEXPLUS TRUST SERIES 2003-1 Trust Certificates from the NYSE American Stock Exchange to the New York Stock Exchange LLC. The full text of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated April 8, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERRILL LYNCH DEPOSITOR, INC.

Date: April 8, 2024	By:	/s/ Matthew Nelson
	Name:	Matthew Nelson
	Title:	President